Initial Public Offering	12 Months Ended
Dec. 31, 2022
Stockholders' Equity Note [Abstract]
Initial Public Offering
Note
3-Initial
Public Offering
On February 1, 2021, the Company consummated its Initial Public Offering of

40,000,000
Units, including
5,000,000
Over-Allotment Units, at $
10.00
per Unit, generating gross proceeds of $
400.0
 million, and incurring offering costs of approximately $
22.7
 million, of which $
14.0
 million was for deferred underwriting commissions.

Each Unit consists of one share of Class A common stock and
one-third
of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant will entitle the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 8).